HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	October 31, 2004	July 31, 2004	October 31, 2003(a)
Net revenue	$21,389	$18,889	$19,853

Costs and expenses:
Cost of sales	16,288	14,443	14,804
Research and development	859	862	907
Selling, general and administrative	2,751	2,738	2,707
Amortization of purchased intangible assets	165	146	143
Restructuring charges	13	9	190
Acquisition-related charges	24	6	28
In-process research and development charges	--	28	1

Total costs and expenses	20,100	18,232	18,780

Earnings from operations	1,289	657	1,073

Interest and other, net	2	20	(20)
(Losses) gains on investments	(1)	1	12

Earnings before taxes	$1,290	$678	$1,065

Provision for taxes	199	92	203

Net earnings	$1,091	$586	$862

Net earnings per share:
Basic	$0.37	$0.19	$0.28
Diluted	$0.37	$0.19	$0.28

Cash dividends declared per share	$--	$0.16	$--
Weighted-average shares used to compute net
earnings per share:
Basic	2,968	3,037	3,046
Diluted	2,991	3,057	3,075

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Twelve months ended October 31,
	2004	2003(a)
Net revenue	$79,905	$73,061

Costs and expenses:
Cost of sales	60,340	53,858
Research and development	3,506	3,651
Selling, general and administrative	11,024	11,012
Amortization of purchased intangible assets	603	563
Restructuring charges	114	800
Acquisition-related charges	54	280
In-process research and development charges	37	1

Total costs and expenses	75,678	70,165

Earnings from operations	4,227	2,896

Interest and other, net	35	21
Gains (losses) on investments	4	(29)
Dispute settlement	(70)	--

Earnings before taxes	4,196	2,888

Provision for taxes	699	349

Net earnings	$3,497	$2,539

Net earnings per share:
Basic	$1.16	$0.83
Diluted	$1.15	$0.83

Cash dividends declared per share	$0.32	$0.32

Weighted-average shares used to compute net
earnings per share:
Basic	3,024	3,047
Diluted	3,055	3,063

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	October 31, 2004	October 31, 2003(a)
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$12,663	$14,188
Short-term investments	311	403
Accounts receivable, net	10,226	8,921
Financing receivables, net	2,945	3,026
Inventory	7,071	6,065
Other current assets	9,685	8,351

Total current assets	42,901	40,954

Property, plant and equipment, net	6,649	6,482

Long-term financing receivables and other
assets	6,657	8,030
Goodwill and purchased intangibles, net	19,931	19,250

Total assets	$76,138	$74,716

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$2,511	$1,080
Accounts payable	9,377	9,285
Employee compensation and benefits	2,208	1,755
Taxes on earnings	1,709	1,599
Deferred revenue	4,348	3,665
Accrued restructuring	193	709
Other accrued liabilities	9,632	8,545

Total current liabilities	29,978	26,638

Long-term debt	4,623	6,494
Other liabilities	3,973	3,838

Stockholders' equity	37,564	37,746

Total liabilities and stockholders' equity	$76,138	$74,716

(a)     Certain reclassifications have been made to prior year balances in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below, which includes a reconciliation to our consolidated condensed statement of earnings:

	Three months ended
	October 31, 2004	July 31, 2004	October 31, 2003(a)
Net revenue:

Enterprise Storage and Servers	$4,104	$3,352	$3,846
Software	277	223	221
HP Services	3,659	3,466	3,245
Technology Solutions Group	8,040	7,041	7,312
Imaging and Printing Group	6,543	5,648	6,233
Personal Systems Group	6,540	5,904	5,986
Financing	497	488	461
Corporate Investments	119	114	96

Total segments	21,739	19,195	20,088

Eliminations of intersegment
net revenue and other	(350)	(306)	(235)

Total HP Consolidated	$21,389	$18,889	$19,853

Earnings from operations:

Enterprise Storage and Servers	$107	$(208)	$131
Software	(5)	(45)	(22)
HP Services	367	309	391

Technology Solutions Group	469	56	500
Imaging and Printing Group	1,089	837	1,015
Personal Systems Group	78	25	22
Financing	19	42	26
Corporate Investments	(43)	(52)	(33)

Total segments	1,612	908	1,530

Corporate and unallocated costs,
and eliminations	(121)	(62)	(95)
Restructuring charges	(13)	(9)	(190)
Amortization of purchased intangible assets	(165)	(146)	(143)
Acquisition-related charges	(24)	(6)	(28)
In-process research and development charges	--	(28)	(1)
Interest and other, net	2	20	(20)
(Losses) gains on investments	(1)	1	12

Total HP Consolidated Earnings Before Taxes	$1,290	$678	$1,065

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

Net revenue (which includes intersegment revenue) and earnings from operations for each segment are provided in the tables below, which includes a reconciliation to our consolidated condensed statement of earnings:

	Twelve months ended October 31,
	2004	2003(a)
Net revenue:

Enterprise Storage and Servers	$15,152	$14,593
Software	922	774
HP Services	13,778	12,357
Technology Solutions Group	29,852	27,724
Imaging and Printing Group	24,199	22,569
Personal Systems Group	24,622	21,210
Financing	1,895	1,921
Corporate Investments	449	344

Total segments	81,017	73,768

Eliminations of inter-segment
net revenue and other	(1,112)	(707)
Total HP Consolidated	$79,905	$73,061

Earnings from operations:

Enterprise Storage and Servers	$173	$142
Software	(145)	(190)
HP Services	1,263	1,362

Technology Solutions Group	1,291	1,314
Imaging and Printing Group	3,847	3,596
Personal Systems Group	210	22
Financing	125	79
Corporate Investments	(178)	(161)

Total segments	5,295	4,850

Corporate and unallocated costs,
and eliminations	(260)	(310)
Restructuring charges	(114)	(800)
Amortization of purchased intangible assets	(603)	(563)
Acquisition-related charges	(54)	(280)
In-process research and development charges	(37)	(1)
Interest and other, net	35	21
Gains (losses) on investments	4	(29)
Litigation settlement	(70)	--

Total HP Consolidated Earnings Before Taxes	$4,196	$2,888

(a)     Certain reclassifications have been made to prior year amounts in order to conform to the current year presentation.